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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     Xerox Corporation (the "Company") and each person whose signature appears below authorized each of Eunice M. Filter, George R. Roth and Martin S. Wagner (each an "appointee") to file, either in paper or electronic form, from time to time one or more registration statements and amendments thereto (including post-effective amendments), under the Securities Act of 1933, as amended, for the purpose of registering the issuance and exchange of securities in connection with Xerox Capital Trust I, which registration statements and amendments shall contain such information and exhibits as any such appointee deems advisable. Each such person hereby appoints each appointee as attorney-in-fact, with full power to act alone, to execute any such registration statements and any and all amendments thereto and any and all other documents in connection therewith, in the name of and on behalf of the Company and each such person, individually and in each capacity stated below, including the power to enter electronically such company identification numbers, passwords and other information as may be required to effect such filing as prescribed under the rules and regulations of the Securities and Exchange Commission (the "SEC"), and to file, either in paper or electronic form, with the SEC a form of this Power of Attorney. Each such person individually and in such capacities stated below hereby grants to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned could do personally or in the capacities as aforesaid.

                                XEROX CORPORATION


Dated as of February 3, 1997    By: /s/ Paul A. Allaire
                                    -------------------------------
                                    Paul A. Allaire
                                    Chairman of the Board and
                                      and Chief Executive Officer


/s/ Paul A. Allaire             Chairman of the Board, Chief
------------------------
Paul S. Allaire                 Executive Officer and Director
                                (Principal Executive Officer)
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/s/ Barry D. Romeril               Executive Vice President and
-----------------------------
Barry D. Romeril                   Chief Financial Officer
                                   (Principal Financial Officer)

/s/ Philip D. Fishbach             Vice President and Controller
-------------------------------
Philip D. Fishbach                 (Principal Accounting Officer)

/s/ B. R. Inman                    Director
--------------------------------
B.R. Inman

/s/ Yotaro Kobayashi               Director
-----------------------------
Yotaro Kobayashi

/s/ Ralph S. Larsen                Director
-------------------------------
Ralph S. Larsen

/s/ John D. Macomber               Director
---------------------------
John D. Macomber

/s/ George J. Mitchell             Director
------------------------------
Geroge J. Mitchell

/s/ N.J. Nicholas, Jr.             Director
-------------------------------
N.J. Nicholas, Jr.

/s/ John E. Pepper                 Director
------------------------------
John E. Peper

/s/ Martha R. Seger                Director
------------------------------
Martha R. Seger

/s/ Thomas C. Theobald             Director
---------------------------
Thomas C. Theobald


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